Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,897,644.29
Previously Paid Amount	0.00
Total Fee Amount	4,128.86
Total Offset Amount	0.00
Net Fee	$ 4,128.86